Exhibit 99.2

Financial Supplement

Third Quarter 2012

(Unaudited)

World Headquarters	Internet address			Contacts:
1370 Timberlake Manor Parkway	www.rgare.com			Jack B. Lay
Chesterfield, Missouri 63017				Senior Executive Vice President
U.S.A.				and Chief Financial Officer
Phone: (636) 736-7000
Current Ratings				e-mail: jlay@rgare.com

	Standard & Poor's	A.M. Best	Moody's	John Hayden Sr. Vice President Controller & Investor Relations Phone: (636) 300-8828 e-mail: jhayden@rgare.com
Financial Strength Ratings
RGA Reinsurance Company	AA-	A+	A1
RGA Life Reinsurance Company of Canada	AA-	A+	NR
RGA International Reinsurance Company Limited	AA-	NR	NR
RGA Global Reinsurance Company Limited	AA-	NR	NR
RGA Reinsurance Company of Australia Limited	AA-	NR	NR
Senior Debt Ratings
Reinsurance Group of America, Incorporated	A-	a-	Baa1

Our common stock is traded on the New York Stock Exchange under the symbol "RGA".

Reinsurance Group of America, Incorporated

Financial Supplement

3rd Quarter 2012

Reinsurance Group of America, Incorporated

Financial Supplement

This Financial Supplement is for information purposes only and includes unaudited figures. This report should be read in conjunction with documents filed by Reinsurance Group of America, Incorporated with the SEC.

Non-GAAP Disclosures

RGA uses a non-GAAP financial measure called operating income as a basis for analyzing financial results. This measure also serves as a basis for establishing target levels and awards under RGA’s management incentive programs. Management believes that operating income, on a pre-tax and after-tax basis, better measures the ongoing profitability and underlying trends of the company’s continuing operations, primarily because that measure excludes the effect of net investment related gains and losses, as well as changes in the fair value of certain embedded derivatives and related deferred acquisition costs. These items can be volatile, primarily due to the credit market and interest rate environment and are not necessarily indicative of the performance of the company’s underlying businesses. Additionally, operating income excludes any net gain or loss from discontinued operations and the cumulative effect of any accounting changes, which management believes are not indicative of the company’s ongoing operations. The definition of operating income can vary by company and is not considered a substitute for GAAP net income. A reconciliation of income before income taxes of the operating segments to pre-tax operating income (loss) is presented herein.

RGA evaluates its stockholder equity position excluding the impact of Accumulated Other Comprehensive Income (“AOCI”) since the net unrealized gains or losses included in AOCI primarily relate to changes in interest rates, credit spreads on its investment securities and foreign currency fluctuations that are not permanent and can fluctuate significantly from period to period.

Additionally, RGA uses a non-GAAP financial measure called operating return on equity, which is calculated as operating income divided by average shareholders’ equity excluding AOCI.

Reinsurance Group of America, Incorporated

Financial Highlights (1)

(USD thousands, except inforce & per share data)	Three Months Ended or As of					Current Qtr vs. PY Quarter	Year-to-Date
	Sept. 30, 2012	June 30, 2012	March 31, 2012	Dec. 31, 2011	Sept. 30, 2011		Sept. 30, 2012	Sept. 30, 2011	Change
Net premiums	$1,912,746	$1,950,661	$1,863,482	$2,034,716	$1,776,165	$136,581	$5,726,889	$5,300,971	$425,918
Net income	144,475	141,111	123,318	138,579	134,602	9,873	408,904	407,466	1,438
Operating income	99,902	122,273	112,377	120,772	138,837	(38,935)	334,552	364,824	(30,272)
Operating return on equity (ex AOCI) - annualized	8.9%	11.2%	10.6%	11.7%	13.8%	-4.9%
Operating return on equity (ex AOCI) - trailing 12 months	10.5%	11.8%	12.0%	12.2%	13.2%	-2.7%
Total assets	39,924,013	38,344,323	32,286,082	31,633,973	30,736,591	9,187,422

Assumed Life Reinsurance in Force (in billions)
U.S.	$1,403.3	$1,405.8	$1,406.1	$1,348.5	$1,347.9	$55.4
Canada	384.8	365.1	364.5	344.9	329.5	55.3
Europe & South Africa	559.4	525.2	529.7	513.4	515.0	44.4
Asia Pacific	533.5	486.2	470.7	457.6	422.8	110.7

Total Life Reinsurance in Force	$2,881.0	$2,782.3	$2,771.0	$2,664.4	$2,615.2	$265.8

Assumed New Business Production (in billions)
U.S.	$23.1	$24.2	$84.9	$24.8	$30.1	$(7.0)	$132.2	$85.7	$46.5
Canada	11.3	12.6	13.1	11.3	14.0	(2.7)	37.0	39.8	(2.8)
Europe & South Africa	37.3	25.5	14.8	24.9	38.7	(1.4)	77.6	123.4	(45.8)
Asia Pacific	47.2	24.5	5.7	74.0	27.9	19.3	77.4	45.0	32.4

Total New Business Production	$118.9	$86.8	$118.5	$135.0	$110.7	$8.2	$324.2	$293.9	$30.3

Per Share and Shares Data
Basic earnings per share
Net income	$1.96	$1.91	$1.68	$1.89	$1.82	$0.14	$5.55	$5.53	$0.02
Operating income	$1.35	$1.66	$1.53	$1.65	$1.88	$(0.53)	$4.54	$4.95	$(0.41)
Diluted earnings per share
Net income	$1.95	$1.91	$1.67	$1.88	$1.81	$0.14	$5.52	$5.49	$0.03
Operating income	$1.35	$1.65	$1.52	$1.64	$1.87	$(0.52)	$4.52	$4.92	$(0.40)

Wgt. average common shares outstanding (basic)	73,776	73,718	73,575	73,304	73,856	(80)	73,690	73,680	10
Wgt. average common shares outstanding (diluted)	74,138	74,054	74,043	73,812	74,254	(116)	74,078	74,207	(129)

Common shares issued	79,138	79,138	79,138	79,138	79,138	—	79,138	79,138	—
Treasury shares	5,286	5,416	5,426	5,770	5,871	(585)	5,286	5,871	(585)
Common shares outstanding	73,852	73,722	73,712	73,368	73,267	585	73,852	73,267	585

Book value per share	$91.18	$84.75	$80.44	$79.31	$73.15
Per share effect of accumulated other comprehensive income (AOCI)	$29.13	$24.41	$21.87	$22.06	$17.68
Book value per share, excluding AOCI	$62.05	$60.34	$58.57	$57.25	$55.47

Shareholder dividends paid	$17,696.2	$13,268.6	$13,255.3	$13,189.3	$13,336.6	$4,359.6	$44,220.1	$31,039.4	$13,180.7

(1)	Certain amounts in the prior periods have been revised in connection with the retrospective adoption of ASU 2010-26 in the first quarter of 2012.

Reinsurance Group of America, Incorporated

Consolidated GAAP Income Statement (incl. Operating Income Reconciliations) (1)

	Three Months Ended					Current Qtr vs. PY Quarter	Year-to-Date
(USD thousands)	Sept. 30, 2012	June 30, 2012	March 31, 2012	Dec. 31, 2011	Sept. 30, 2011		Sept. 30, 2012	Sept. 30, 2011	Change
Revenues:
Net premiums	$1,912,746	$1,950,661	$1,863,482	$2,034,716	$1,776,165	$136,581	$5,726,889	$5,300,971	$425,918
Investment income, net of related expenses	396,781	328,334	340,940	304,511	268,210	128,571	1,066,055	976,686	89,369
Investment related gains (losses), net
OTTI on fixed maturity securities	(1,996)	(1,959)	(7,607)	(11,824)	(11,911)	9,915	(11,562)	(19,049)	7,487
OTTI on fixed maturity securities transferred to/from AOCI	(559)	162	(7,221)	543	3,089	(3,648)	(7,618)	3,381	(10,999)
Other investment related gains (losses), net	78,608	25,598	58,348	(36,183)	(130,778)	209,386	162,554	27,076	135,478

Total investment related gains (losses), net	76,053	23,801	43,520	(47,464)	(139,600)	215,653	143,374	11,408	131,966
Other revenue	63,501	72,957	45,033	56,456	90,132	(26,631)	181,491	192,254	(10,763)

Total revenues	2,449,081	2,375,753	2,292,975	2,348,219	1,994,907	454,174	7,117,809	6,481,319	636,490

Benefits and expenses:
Claims and other policy benefits	1,662,625	1,625,446	1,580,149	1,720,956	1,514,765	147,860	4,868,220	4,504,227	363,993
Interest credited	130,341	66,697	88,042	78,884	35,251	95,090	285,080	237,510	47,570
Policy acquisition costs and other insurance expenses	318,106	335,939	307,634	204,883	164,372	153,734	961,679	785,138	176,541
Other operating expenses	103,786	105,541	110,098	122,000	94,029	9,757	319,425	297,340	22,085
Interest expense	29,749	23,360	23,322	25,226	27,025	2,724	76,431	77,412	(981)
Collateral finance facility expense	2,995	2,878	2,967	3,019	3,069	(74)	8,840	9,372	(532)

Total benefits and expenses	2,247,602	2,159,861	2,112,212	2,154,968	1,838,511	409,091	6,519,675	5,910,999	608,676

Income before income taxes	201,479	215,892	180,763	193,251	156,396	45,083	598,134	570,320	27,814

Income tax expense	57,004	74,781	57,445	54,672	21,794	35,210	189,230	162,854	26,376

Net income	$144,475	$141,111	$123,318	$138,579	$134,602	$9,873	$408,904	$407,466	$1,438

Pre-tax Operating Income Reconciliation:
Income before income taxes	201,479	215,892	180,763	193,251	156,396	45,083	598,134	570,320	27,814
Investment and derivative losses (gains) - non-operating (2)	(16,940)	(102,184)	94,098	(5,360)	(221,194)	204,254	(25,026)	(260,247)	235,221
Change in value of modified coinsurance and funds withheld embedded derivatives (2)	(54,836)	4,453	9,428	85,722	102,574	(157,410)	(40,955)	1,514	(42,469)
GMXB embedded derivatives (2)	(2,579)	74,929	(146,375)	(29,261)	260,239	(262,818)	(74,025)	253,445	(327,470)
Funds withheld losses (gains) - investment income	(6,400)	(5,323)	1,040	(194)	(9,806)	3,406	(10,683)	(4,950)	(5,733)
Funds withheld losses (gains) - policy acq. costs	122	152	209	47	1,034	(912)	483	902	(419)
EIA embedded derivatives - interest credited	(167)	(1,685)	39,239	9,490	37,539	(37,706)	37,387	31,799	5,588
EIA embedded derivatives - policy acq. costs	—	—	—	6,908	(3,664)	3,664	—	(2,793)	2,793
DAC offset, net	13,705	1,490	(13,148)	(82,837)	(107,709)	121,414	2,047	(30,984)	33,031
Gain on repurchase of collateral finance facility securities	—	—	—	(9,725)	(50,869)	50,869	—	(55,840)	55,840
Loss on retirement of Preferred Income Equity Redeemable Securities (“PIERS”)	—	—	—	—	—	—	—	4,391	(4,391)

Operating Income Before Income Taxes	$134,384	$187,724	$165,254	$168,041	$164,540	$(30,156)	$487,362	$507,557	$(20,195)

After-tax Operating Income Reconciliation:
Net Income	144,475	141,111	123,318	138,579	134,602	9,873	408,904	407,466	1,438
Investment and derivative losses (gains) - non-operating (2)	(11,972)	(66,949)	60,304	(4,906)	(144,834)	132,862	(18,617)	(171,005)	152,388
Change in value of modified coinsurance and funds withheld embedded derivatives (2)	(35,644)	2,895	6,128	55,719	66,673	(102,317)	(26,621)	984	(27,605)
GMXB embedded derivatives (2)	(1,676)	48,704	(95,144)	(19,019)	169,155	(170,831)	(48,116)	164,739	(212,855)
Funds withheld losses (gains) - investment income	(4,160)	(3,460)	676	(126)	(6,374)	2,214	(6,944)	(3,218)	(3,726)
Funds withheld losses (gains) - policy acq. costs	79	99	136	31	672	(593)	314	586	(272)
EIA embedded derivatives - interest credited	(108)	(1,095)	25,505	6,169	24,400	(24,508)	24,302	20,669	3,633
EIA embedded derivatives - policy acq. costs	—	—	—	4,490	(2,381)	2,381	—	(1,815)	1,815
DAC offset, net	8,908	968	(8,546)	(53,844)	(70,011)	78,919	1,330	(20,140)	21,470
Gain on repurchase of collateral finance facility securities	—	—	—	(6,321)	(33,065)	33,065	—	(36,296)	36,296
Loss on retirement of PIERS	—	—	—	—	—	—	—	2,854	(2,854)

Operating Income	$99,902	$122,273	$112,377	$120,772	$138,837	$(38,935)	$334,552	$364,824	$(30,272)

(1)	Certain amounts in the prior periods have been revised in connection with the retrospective adoption of ASU 2010-26 in the first quarter of 2012.
(2)	Included in “Investment related gains (losses), net” on Consolidated GAAP Income Statement

Reinsurance Group of America, Incorporated

Consolidated Operating Income Statement (1)

	Three Months Ended					Current Qtr vs. PY Quarter	Year-to-Date
(USD thousands, except per share data)	Sept. 30, 2012	June 30, 2012	March 31, 2012	Dec. 31, 2011	Sept. 30, 2011		Sept. 30, 2012	Sept. 30, 2011	Change
Revenues:
Net premiums	$1,912,746	$1,950,661	$1,863,482	$2,034,716	$1,776,165	$136,581	$5,726,889	$5,300,971	$425,918
Investment income, net of related expenses	390,381	323,011	341,980	304,317	258,404	131,977	1,055,372	971,736	83,636
Investment related gains (losses), net	1,698	999	671	3,637	2,019	(321)	3,368	6,120	(2,752)
Other revenue	63,501	72,957	45,033	46,731	39,263	24,238	181,491	136,414	45,077

Total revenues	2,368,326	2,347,628	2,251,166	2,389,401	2,075,851	292,475	6,967,120	6,415,241	551,879
Benefits and expenses:
Claims and other policy benefits	1,662,625	1,625,446	1,580,149	1,720,956	1,514,765	147,860	4,868,220	4,504,227	363,993
Interest credited	130,508	68,382	48,803	69,394	(2,288)	132,796	247,693	205,711	41,982
Policy acquisition costs and other insurance expenses	304,279	334,297	320,573	280,765	274,711	29,568	959,149	818,013	141,136
Other operating expenses	103,786	105,541	110,098	122,000	94,029	9,757	319,425	292,949	26,476
Interest expense	29,749	23,360	23,322	25,226	27,025	2,724	76,431	77,412	(981)
Collateral finance facility expense	2,995	2,878	2,967	3,019	3,069	(74)	8,840	9,372	(532)

Total benefits and expenses	2,233,942	2,159,904	2,085,912	2,221,360	1,911,311	322,631	6,479,758	5,907,684	572,074
Operating income before income taxes	134,384	187,724	165,254	168,041	164,540	(30,156)	487,362	507,557	(20,195)
Operating income tax expense	34,482	65,451	52,877	47,269	25,703	8,779	152,810	142,733	10,077

Operating income	$99,902	$122,273	$112,377	$120,772	$138,837	$(38,935)	$334,552	$364,824	$(30,272)

Wgt. Average Common Shares Outstanding (Diluted)	74,138	74,054	74,043	73,812	74,254	(116)	74,078	74,207	(129)

Diluted Earnings Per Share - Operating Income	$1.35	$1.65	$1.52	$1.64	$1.87	$(0.52)	$4.52	$4.92	$(0.40)

Foreign currency effect (2):
Net premiums	$(25,972)	$(45,800)	$(4,924)	$(5,509)	$53,399	$(79,371)	$(76,696)	$173,163	$(249,859)
Operating income before income taxes	$(4,165)	$(3,471)	$(387)	$(2,407)	$6,846	$(11,011)	$(8,023)	$17,193	$(25,216)

(1)	Certain amounts in the prior periods have been revised in connection with the retrospective adoption of ASU 2010-26 in the first quarter of 2012.
(2)	Compared to comparable prior year period

Reinsurance Group of America, Incorporated

Consolidated Balance Sheets (1)

(USD thousands)	Sept. 30, 2012	June 30, 2012	March 31, 2012	Dec. 31, 2011	Sept. 30, 2011
Assets
Fixed maturity securities, available-for-sale	$21,658,414	$17,244,192	$16,794,057	$16,200,950	$15,557,032
Mortgage loans on real estate	2,256,881	1,157,049	1,040,733	991,731	934,694
Policy loans	1,243,498	1,250,238	1,260,070	1,260,400	1,228,890
Funds withheld at interest	5,608,640	5,457,888	5,472,532	5,410,424	5,445,886
Short-term investments	90,789	49,981	75,425	88,566	81,747
Investment receivable	—	5,406,898	—	—	—
Other invested assets	1,236,616	940,605	867,507	1,012,541	1,020,043

Total investments	32,094,838	31,506,851	25,510,324	24,964,612	24,268,292
Cash and cash equivalents	1,603,730	957,341	873,933	962,870	802,651
Accrued investment income	250,048	182,586	173,629	144,334	190,298
Premiums receivable and other reinsurance balances	1,179,687	1,104,176	1,131,334	1,059,572	1,060,631
Reinsurance ceded receivables	623,954	626,734	597,508	626,194	727,290
Deferred policy acquisition costs	3,630,877	3,605,008	3,629,424	3,543,925	3,340,394
Other assets	540,879	361,627	369,930	332,466	347,035

Total assets	$39,924,013	$38,344,323	$32,286,082	$31,633,973	$30,736,591

Liabilities and Stockholders’ Equity
Future policy benefits	$11,093,483	$10,725,096	$10,413,361	$9,903,886	$9,445,222
Interest-sensitive contract liabilities	13,254,859	13,352,601	8,252,995	8,394,468	8,378,159
Other policy claims and benefits	3,132,526	3,026,467	2,984,681	2,841,373	2,826,297
Other reinsurance balances	218,057	249,336	132,389	118,219	136,298
Deferred income taxes	1,806,186	1,785,614	1,728,765	1,679,834	1,518,990
Other liabilities	1,217,788	890,687	777,678	810,775	776,239
Short-term debt	—	—	—	—	199,997
Long-term debt	1,815,111	1,414,969	1,414,829	1,414,688	1,414,546
Collateral finance facility	651,968	651,936	652,029	652,032	681,004

Total liabilities	33,189,978	32,096,706	26,356,727	25,815,275	25,376,752
Stockholders’ Equity:
Common stock, at par value	791	791	791	791	791
Additional paid-in-capital	1,743,822	1,740,415	1,736,184	1,727,774	1,719,683
Retained earnings	3,154,317	3,033,505	2,906,310	2,818,429	2,695,680
Treasury stock	(316,542)	(326,292)	(325,732)	(346,449)	(352,106)

Accumulated other comprehensive income (AOCI):
Accumulated currency translation adjustment, net of income taxes	273,258	237,010	253,875	229,795	189,347
Unrealized appreciation of securities, net of income taxes	1,907,512	1,591,647	1,388,597	1,419,318	1,119,724
Pension and postretirement benefits, net of income taxes	(29,123)	(29,459)	(30,670)	(30,960)	(13,280)

Total stockholders’ equity	6,734,035	6,247,617	5,929,355	5,818,698	5,359,839

Total liabilities and stockholders’ equity	$39,924,013	$38,344,323	$32,286,082	$31,633,973	$30,736,591

Total stockholders’ equity, excluding AOCI	$4,582,388	$4,448,419	$4,317,553	$4,200,545	$4,064,048

(1)	Certain amounts in the prior periods have been revised in connection with the retrospective adoption of ASU 2010-26 in the first quarter of 2012.

Reinsurance Group of America, Incorporated

U.S. Traditional Sub-segment Pre-tax Operating Income (1)

	Three Months Ended					Current Qtr vs. PY Quarter	Year-to-Date
(USD thousands)	Sept. 30, 2012	June 30, 2012	March 31, 2012	Dec. 31, 2011	Sept. 30, 2011		Sept. 30, 2012	Sept. 30, 2011	Change
Revenues:
Net premiums	$1,045,767	$1,082,400	$1,021,507	$1,099,409	$971,190	$74,577	$3,149,674	$2,880,080	$269,594
Investment income, net of related expenses	135,532	133,652	132,417	125,528	123,686	11,846	401,601	370,122	31,479
Other revenue	764	401	1,003	1,571	599	165	2,168	1,830	338

Total revenues	1,182,063	1,216,453	1,154,927	1,226,508	1,095,475	86,588	3,553,443	3,252,032	301,411
Benefits and expenses:
Claims and other policy benefits	917,264	934,807	907,461	952,609	844,090	73,174	2,759,532	2,505,670	253,862
Interest credited	14,637	14,555	15,054	15,174	15,166	(529)	44,246	44,717	(471)
Policy acquisition costs and other insurance expenses	156,995	150,958	145,485	152,246	135,747	21,248	453,438	403,265	50,173
Other operating expenses	20,684	20,586	24,001	23,971	20,299	385	65,271	61,135	4,136

Total benefits and expenses	1,109,580	1,120,906	1,092,001	1,144,000	1,015,302	94,278	3,322,487	3,014,787	307,700
Operating income before income taxes	72,483	95,547	62,926	82,508	80,173	(7,690)	230,956	237,245	(6,289)

Operating to U.S. GAAP Reconciliation:
Operating income before income taxes	72,483	95,547	62,926	82,508	80,173	(7,690)	230,956	237,245	(6,289)
Investment and derivative (losses) gains - non-operating	(1,927)	789	(13,084)	30,075	5,056	(6,983)	(14,222)	14,136	(28,358)

Income before income taxes	$70,556	$96,336	$49,842	$112,583	$85,229	$(14,673)	$216,734	$251,381	$(34,647)

Loss and Expense Ratios:
Claims and other policy benefits	87.7%	86.4%	88.8%	86.6%	86.9%	0.8%	87.6%	87.0%	0.6%
Policy acquisition costs and other insurance expenses	15.0%	13.9%	14.2%	13.8%	14.0%	1.0%	14.4%	14.0%	0.4%
Other operating expenses	2.0%	1.9%	2.3%	2.2%	2.1%	-0.1%	2.1%	2.1%	0.0%

(1)	Certain amounts in the prior periods have been revised in connection with the retrospective adoption of ASU 2010-26 in the first quarter of 2012.

Reinsurance Group of America, Incorporated

U.S. Asset Intensive Sub-segment Pre-tax Operating Income (1)

	Three Months Ended					Current Qtr vs. PY Quarter	Year-to-Date
(USD thousands)	Sept. 30, 2012	June 30, 2012	March 31, 2012	Dec. 31, 2011	Sept. 30, 2011		Sept. 30, 2012	Sept. 30, 2011	Change
Revenues:
Net premiums	$3,623	$3,355	$3,596	$3,619	$2,786	$837	$10,574	$9,570	$1,004
Investment income, net of related expenses	154,789	90,527	111,501	79,604	20,361	134,428	356,817	277,974	78,843
Investment related gains (losses), net	—	(18)	(30)	(82)	(14)	14	(48)	(50)	2
Other revenue	31,976	29,254	19,893	20,154	19,827	12,149	81,123	67,364	13,759

Total revenues	190,388	123,118	134,960	103,295	42,960	147,428	448,466	354,858	93,608

Benefits and expenses:
Claims and other policy benefits	2,828	5,102	1,902	2,766	4,431	(1,603)	9,832	11,511	(1,679)
Interest credited	115,645	53,611	33,511	53,965	(17,733)	133,378	202,767	160,100	42,667
Policy acquisition costs and other insurance expenses	42,200	44,955	72,004	16,858	52,854	(10,654)	159,159	134,616	24,543
Other operating expenses	2,596	2,807	3,062	2,434	1,886	710	8,465	5,783	2,682

Total benefits and expenses	163,269	106,475	110,479	76,023	41,438	121,831	380,223	312,010	68,213
Operating income before income taxes	27,119	16,643	24,481	27,272	1,522	25,597	68,243	42,848	25,395

Operating to U.S. GAAP Reconciliation:
Operating income before income taxes	27,119	16,643	24,481	27,272	1,522	25,597	68,243	42,848	25,395
Investment and derivative gains (losses) - non-operating (2)	2,039	92,008	(96,355)	(23,077)	219,530	(217,491)	(2,308)	229,507	(231,815)
Change in value of modified coinsurance and funds withheld embedded derivatives (2)	54,257	(4,593)	(9,387)	(86,759)	(103,949)	158,206	40,277	(2,889)	43,166
GMXB embedded derivatives (2)	2,579	(74,929)	146,375	29,261	(260,239)	262,818	74,025	(253,445)	327,470
Funds withheld gains (losses) - investment income	5,652	5,430	(2,224)	194	9,806	(4,154)	8,858	4,950	3,908
Funds withheld gains (losses) - policy acq. costs	(122)	(152)	(209)	(47)	(1,034)	912	(483)	(902)	419
EIA embedded derivatives - interest credited	167	1,685	(39,239)	(9,490)	(37,539)	37,706	(37,387)	(31,799)	(5,588)
EIA embedded derivatives - policy acq. costs	—	—	—	(6,908)	3,664	(3,664)	—	2,793	(2,793)
DAC offset, net	(13,705)	(1,490)	13,148	82,837	107,709	(121,414)	(2,047)	30,984	(33,031)

Income (loss) before income taxes	$77,986	$34,602	$36,590	$13,283	$(60,530)	$138,516	$149,178	$22,047	$127,131

(1)	Certain amounts in the prior periods have been revised in connection with the retrospective adoption of ASU 2010-26 in the first quarter of 2012.
(2)	Included in "Investment related gains (losses), net" on Consolidated GAAP Income Statement

Reinsurance Group of America, Incorporated

U.S. Asset Intensive Sub-segment

(Cont’d)

	Three Months Ended
(USD millions)	Sept. 30, 2012	June 30, 2012	March 31, 2012	Dec. 31, 2011	Sept. 30, 2011
Annuity account values:

Fixed annuities (deferred)	$5,815	$5,942	$897	$879	$856

Net interest spread (fixed annuities):	1.1%	1.0%	2.4%	2.8%	2.7%

Equity-indexed annuities	$4,882	$4,867	$4,895	$4,881	$4,327

Variable annuities:
No riders	$957	$944	$1,040	$986	$979
GMDB only	80	79	82	85	76
GMIB only	6	6	6	6	5
GMAB only	55	54	57	55	54
GMWB only	1,667	1,620	1,704	1,538	1,524
GMDB / WB	461	451	460	498	428
Other	31	30	32	31	30

Total VA account values	$3,257	$3,184	$3,381	$3,199	$3,096

Fair value of liabilities associated with living benefit riders	$203	$205	$130	$277	$306

Interest-sensitive contract liabilities associated with:

Guaranteed investment contracts	$200	$200	$198	$198	$199

Bank-owned life insurance (BOLI)	$519	$515	$512	$508	$505

Other asset-intensive business	$76	$77	$78	$78	$79

Reinsurance Group of America, Incorporated

U.S. Financial Reinsurance Sub-segment Pre-tax Operating Income

	Three Months Ended					Current Qtr vs. PY Quarter	Year-to-Date
(USD thousands)	Sept. 30, 2012	June 30, 2012	March 31, 2012	Dec. 31, 2011	Sept. 30, 2011		Sept. 30, 2012	Sept. 30, 2011	Change
Revenues:
Investment income, net of related expenses	$364	$179	$164	$131	$168	$196	$707	$33	$674
Other revenue	11,565	11,734	8,910	9,558	8,619	2,946	32,209	26,815	5,394

Total revenues	11,929	11,913	9,074	9,689	8,787	3,142	32,916	26,848	6,068

Benefits and expenses:
Policy acquisition costs and other insurance expenses	2,012	704	770	743	798	1,214	3,486	2,448	1,038
Other operating expenses	1,635	1,593	1,852	2,025	1,584	51	5,080	4,850	230

Total benefits and expenses	3,647	2,297	2,622	2,768	2,382	1,265	8,566	7,298	1,268
Operating income before income taxes	8,282	9,616	6,452	6,921	6,405	1,877	24,350	19,550	4,800

Operating to U.S. GAAP Reconciliation:
Operating income before income taxes	8,282	9,616	6,452	6,921	6,405	1,877	24,350	19,550	4,800
Investment and derivative gains (losses) - non-operating	(146)	32	(139)	(87)	(13)	(133)	(253)	(41)	(212)

Income before income taxes	$8,136	$9,648	$6,313	$6,834	$6,392	$1,744	$24,097	$19,509	$4,588

Reinsurance Group of America, Incorporated

Canadian Segment Pre-tax Operating Income (1)

	Three Months Ended					Current Qtr vs. PY Quarter	Year-to-Date
(USD thousands)	Sept. 30, 2012	June 30, 2012	March 31, 2012	Dec. 31, 2011	Sept. 30, 2011		Sept. 30, 2012	Sept. 30, 2011	Change
Revenues:
Net premiums	$227,944	$221,167	$218,210	$224,763	$185,790	$42,154	$667,321	$610,535	$56,786
Investment income, net of related expenses	46,016	46,349	47,716	42,604	53,698	(7,682)	140,081	145,700	(5,619)
Investment related gains (losses), net	1,003	995	1,323	1,579	1,267	(264)	3,321	3,619	(298)
Other revenue	3,288	3,205	(30)	(9)	440	2,848	6,463	5,442	1,021

Total revenues	278,251	271,716	267,219	268,937	241,195	37,056	817,186	765,296	51,890

Benefits and expenses:
Claims and other policy benefits	191,275	184,857	160,625	165,456	162,734	28,541	536,757	507,649	29,108
Interest credited	22	—	—	—	—	22	22	—	22
Policy acquisition costs and other insurance expenses	49,790	47,476	50,285	52,140	34,350	15,440	147,551	128,572	18,979
Other operating expenses	9,022	8,876	9,650	10,645	9,129	(107)	27,548	26,616	932

Total benefits and expenses	250,109	241,209	220,560	228,241	206,213	43,896	711,878	662,837	49,041
Operating income before income taxes	28,142	30,507	46,659	40,696	34,982	(6,840)	105,308	102,459	2,849

Operating to U.S. GAAP Reconciliation:
Operating income before income taxes	28,142	30,507	46,659	40,696	34,982	(6,840)	105,308	102,459	2,849
Investment and derivative gains (losses) - non-operating	8,630	4,630	7,220	6,545	8,729	(99)	20,480	15,253	5,227
Funds withheld gains (losses) - investment income	748	(107)	1,184	—	—	748	1,825	—	1,825

Income before income taxes	$37,520	$35,030	$55,063	$47,241	$43,711	$(6,191)	$127,613	$117,712	$9,901

Loss and Expense Ratios:
Loss ratios (creditor business)	40.4%	38.0%	34.1%	36.3%	38.4%	2.0%	37.7%	38.6%	-0.9%
Loss ratios (excluding creditor business)	96.8%	95.5%	83.8%	85.5%	96.9%	-0.1%	92.1%	94.4%	-2.3%
Claims and other policy benefits / (net premiums + investment income)	69.8%	69.1%	60.4%	61.9%	68.0%	1.8%	66.5%	67.1%	-0.6%
Policy acquisition costs and other insurance expenses (creditor business)	58.2%	58.5%	57.1%	59.2%	52.8%	5.4%	58.0%	55.4%	2.6%
Policy acquisition costs and other insurance expenses (excluding creditor business)	11.1%	11.8%	14.2%	10.9%	10.9%	0.2%	12.4%	11.5%	0.9%
Other operating expenses	4.0%	4.0%	4.4%	4.7%	4.9%	-0.9%	4.1%	4.4%	-0.3%

Foreign currency effect (2):
Net premiums	$(3,413)	$(9,838)	$(3,328)	$(2,669)	$10,269	$(13,682)	$(16,579)	$33,926	$(50,505)
Operating income before income taxes	$919	$(2,905)	$(554)	$(641)	$2,571	$(1,652)	$(2,540)	$6,045	$(8,585)

Creditor reinsurance net premiums	$52,038	$45,883	$44,810	$54,227	$29,895	$22,143	$142,731	$123,092	$19,639

Note: The loss ratios on creditor reinsurance business are normally lower than traditional reinsurance, while allowances are normally higher as a percentage of premiums.

(1)	Certain amounts in the prior periods have been revised in connection with the retrospective adoption of ASU 2010-26 in the first quarter of 2012.
(2)	Compared to comparable prior year period

Reinsurance Group of America, Incorporated

Europe & South Africa Segment Pre-tax Operating Income (1)

	Three Months Ended					Current Qtr vs. PY Quarter	Year-to-Date
(USD thousands)	Sept. 30, 2012	June 30, 2012	March 31, 2012	Dec. 31, 2011	Sept. 30, 2011		Sept. 30, 2012	Sept. 30, 2011	Change
Revenues:
Net premiums	$303,101	$310,075	$292,771	$356,284	$286,054	$17,047	$905,947	$838,193	$67,754
Investment income, net of related expenses	11,437	11,248	11,331	11,709	11,242	195	34,016	32,642	1,374
Other revenue	1,576	1,464	2,253	1,035	1,196	380	5,293	3,996	1,297

Total revenues	316,114	322,787	306,355	369,028	298,492	17,622	945,256	874,831	70,425

Benefits and expenses:
Claims and other policy benefits	251,553	263,992	261,484	293,126	248,890	2,663	777,029	708,795	68,234
Policy acquisition costs and other insurance expenses	14,697	13,550	15,052	13,329	15,004	(307)	43,299	45,888	(2,589)
Other operating expenses	24,809	26,810	25,195	29,511	24,569	240	76,814	76,108	706

Total benefits and expenses	291,059	304,352	301,731	335,966	288,463	2,596	897,142	830,791	66,351
Operating income before income taxes	25,055	18,435	4,624	33,062	10,029	15,026	48,114	44,040	4,074

Operating to U.S. GAAP Reconciliation:
Operating income before income taxes	25,055	18,435	4,624	33,062	10,029	15,026	48,114	44,040	4,074
Investment and derivative gains (losses) - non-operating	7,111	1,156	1,982	2,951	2,000	5,111	10,249	3,049	7,200

Income before income taxes	$32,166	$19,591	$6,606	$36,013	$12,029	$20,137	$58,363	$47,089	$11,274

Loss and Expense Ratios:
Claims and other policy benefits	83.0%	85.1%	89.3%	82.3%	87.0%	-4.0%	85.8%	84.6%	1.2%
Policy acquisition costs and other insurance expenses	4.8%	4.4%	5.1%	3.7%	5.2%	-0.4%	4.8%	5.5%	-0.7%
Other operating expenses	8.2%	8.6%	8.6%	8.3%	8.6%	-0.4%	8.5%	9.1%	-0.6%

Foreign currency effect (2):
Net premiums	$(17,157)	$(22,973)	$(11,362)	$(9,136)	$9,234	$(26,391)	$(51,492)	$40,386	$(91,878)
Operating income before income taxes	$(2,989)	$(1,013)	$(1,417)	$(1,605)	$669	$(3,658)	$(5,419)	$2,614	$(8,033)

Critical illness net premiums	$58,793	$62,001	$61,548	$61,564	$59,679	$(886)	$182,342	$183,260	$(918)

(1)	Certain amounts in the prior periods have been revised in connection with the retrospective adoption of ASU 2010-26 in the first quarter of 2012.
(2)	Compared to comparable prior year period

Reinsurance Group of America, Incorporated

Asia Pacific Segment Pre-tax Operating Income (1)

	Three Months Ended					Current Qtr vs. PY Quarter	Year-to-Date
(USD thousands)	Sept. 30, 2012	June 30, 2012	March 31, 2012	Dec. 31, 2011	Sept. 30, 2011		Sept. 30, 2012	Sept. 30, 2011	Change
Revenues:
Net premiums	$330,415	$331,945	$325,350	$348,358	$328,259	$2,156	$987,710	$956,132	$31,578
Investment income, net of related expenses	19,316	20,711	22,578	21,666	21,472	(2,156)	62,605	63,171	(566)
Investment related gains (losses), net	468	(164)	(809)	1,237	1,452	(984)	(505)	2,721	(3,226)
Other revenue	10,052	24,109	7,408	9,741	8,557	1,495	41,569	24,332	17,237

Total revenues	360,251	376,601	354,527	381,002	359,740	511	1,091,379	1,046,356	45,023

Benefits and expenses:
Claims and other policy benefits	299,782	236,733	248,620	306,802	254,739	45,043	785,135	770,031	15,104
Interest Credited	204	216	238	254	280	(76)	658	895	(237)
Policy acquisition costs and other insurance expenses	52,779	89,996	50,847	58,713	49,854	2,925	193,622	142,417	51,205
Other operating expenses	28,234	26,929	27,913	30,254	27,598	636	83,076	78,814	4,262

Total benefits and expenses	380,999	353,874	327,618	396,023	332,471	48,528	1,062,491	992,157	70,334
Operating income (loss) before income taxes	(20,748)	22,727	26,909	(15,021)	27,269	(48,017)	28,888	54,199	(25,311)

Operating to U.S. GAAP Reconciliation:
Operating income before income taxes	(20,748)	22,727	26,909	(15,021)	27,269	(48,017)	28,888	54,199	(25,311)
Investment and derivative gains (losses) - non-operating	4,265	1,132	5,158	5,309	(1,625)	5,890	10,555	(2,253)	12,808

Income (loss) before income taxes	$(16,483)	$23,859	$32,067	$(9,712)	$25,644	$(42,127)	$39,443	$51,946	$(12,503)

Loss and Expense Ratios:
Claims and other policy benefits	90.7%	71.3%	76.4%	88.1%	77.6%	13.1%	79.5%	80.5%	-1.0%
Policy acquisition costs and other insurance expenses	16.0%	27.1%	15.6%	16.9%	15.2%	0.8%	19.6%	14.9%	4.7%
Other operating expenses	8.5%	8.1%	8.6%	8.7%	8.4%	0.1%	8.4%	8.2%	0.2%

Foreign currency effect (2):
Net premiums	$(5,401)	$(12,998)	$9,756	$6,296	$33,908	$(39,309)	$(8,643)	$98,955	$(107,598)
Operating income before income taxes	$(1,280)	$(614)	$1,529	$325	$3,379	$(4,659)	$(365)	$5,491	$(5,856)

Critical illness net premiums	$68,356	$46,700	$40,333	$40,566	$30,135	$38,221	$155,389	$116,760	$38,629

(1)	Certain amounts in the prior periods have been revised in connection with the retrospective adoption of ASU 2010-26 in the first quarter of 2012.
(2)	Compared to comparable prior year period

Reinsurance Group of America, Incorporated

Corporate and Other Segment Pre-tax Operating Income (1)

	Three Months Ended					Current Qtr vs. PY Quarter	Year-to-Date
(USD thousands)	Sept. 30, 2012	June 30, 2012	March 31, 2012	Dec. 31, 2011	Sept. 30, 2011		Sept. 30, 2012	Sept. 30, 2011	Change
Revenues:
Net premiums	$1,896	$1,719	$2,048	$2,283	$2,086	$(190)	$5,663	$6,461	$(798)
Investment income, net of related expenses	22,927	20,345	16,273	23,075	27,777	(4,850)	59,545	82,094	(22,549)
Investment related gains (losses), net	227	186	187	903	(686)	913	600	(170)	770
Other revenue	4,280	2,790	5,596	4,681	25	4,255	12,666	6,635	6,031

Total revenues	29,330	25,040	24,104	30,942	29,202	128	78,474	95,020	(16,546)

Benefits and expenses:
Claims and other policy benefits	(77)	(45)	57	197	(119)	42	(65)	571	(636)
Interest credited	—	—	—	1	(1)	1	—	(1)	1
Policy acquisition costs and other insurance expenses	(14,194)	(13,342)	(13,870)	(13,264)	(13,896)	(298)	(41,406)	(39,193)	(2,213)
Other operating expenses	16,806	17,940	18,425	23,160	8,964	7,842	53,171	39,643	13,528
Interest expense	29,749	23,360	23,322	25,226	27,025	2,724	76,431	77,412	(981)
Collateral finance facility expense	2,995	2,878	2,967	3,019	3,069	(74)	8,840	9,372	(532)

Total benefits and expenses	35,279	30,791	30,901	38,339	25,042	10,237	96,971	87,804	9,167

Operating income (loss) before income taxes	(5,949)	(5,751)	(6,797)	(7,397)	4,160	(10,109)	(18,497)	7,216	(25,713)

Operating to U.S. GAAP Reconciliation:
Operating income (loss) before income taxes	(5,949)	(5,751)	(6,797)	(7,397)	4,160	(10,109)	(18,497)	7,216	(25,713)
Investment and derivative gains (losses) - non-operating	(2,453)	2,577	1,079	(15,319)	(11,108)	8,655	1,203	1,971	(768)
Gain on repurchase of collateral finance facility securities	—	—	—	9,725	50,869	(50,869)	—	55,840	(55,840)
Loss on retirement of PIERS	—	—	—	—	—	—	—	(4,391)	4,391

Income (loss) before income taxes	$(8,402)	$(3,174)	$(5,718)	$(12,991)	$43,921	$(52,323)	$(17,294)	$60,636	$(77,930)

Foreign currency effect (2):
Net premiums	$(1)	$9	$10	$—	$(12)	$11	$18	$(104)	$122
Operating income before income taxes	$(815)	$1,061	$55	$(486)	$227	$(1,042)	$301	$3,043	$(2,742)

(1)	Certain amounts in the prior periods have been revised in connection with the retrospective adoption of ASU 2010-26 in the first quarter of 2012.
(2)	Compared to comparable prior year period

Reinsurance Group of America, Incorporated

Summary of Pre-tax Segment Operating Income (1)

	Three Months Ended					Current Qtr vs. PY Quarter	Year-to-Date
(USD thousands)	Sept. 30, 2012	June 30, 2012	March 31, 2012	Dec. 31, 2011	Sept. 30, 2011		Sept. 30, 2012	Sept. 30, 2011	Change
U.S. Traditional	$72,483	$95,547	$62,926	$82,508	$80,173	$(7,690)	$230,956	$237,245	$(6,289)
U.S. Asset Intensive	27,119	16,643	24,481	27,272	1,522	25,597	68,243	42,848	25,395
U.S. Financial Reinsurance	8,282	9,616	6,452	6,921	6,405	1,877	24,350	19,550	4,800

Total U.S. Segment	107,884	121,806	93,859	116,701	88,100	19,784	323,549	299,643	23,906
Canadian Segment	28,142	30,507	46,659	40,696	34,982	(6,840)	105,308	102,459	2,849
Europe & South Africa Segment	25,055	18,435	4,624	33,062	10,029	15,026	48,114	44,040	4,074
Asia Pacific Segment	(20,748)	22,727	26,909	(15,021)	27,269	(48,017)	28,888	54,199	(25,311)
Corporate and Other	(5,949)	(5,751)	(6,797)	(7,397)	4,160	(10,109)	(18,497)	7,216	(25,713)

Consolidated	$134,384	$187,724	$165,254	$168,041	$164,540	$(30,156)	$487,362	$507,557	$(20,195)

(1)	Certain amounts in the prior periods have been revised in connection with the retrospective adoption of ASU 2010-26 in the first quarter of 2012.

Reinsurance Group of America, Incorporated

Investments

Cash and Invested Assets
(USD thousands)	Sept. 30, 2012	June 30, 2012	March 31, 2012	Dec. 31, 2011	Sept. 30, 2011
Fixed maturity securities, available-for-sale	$21,658,414	$17,244,192	$16,794,057	$16,200,950	$15,557,032
Mortgage loans on real estate	2,256,881	1,157,049	1,040,733	991,731	934,694
Policy loans	1,243,498	1,250,238	1,260,070	1,260,400	1,228,890
Funds withheld at interest	5,608,640	5,457,888	5,472,532	5,410,424	5,445,886
Short-term investments	90,789	49,981	75,425	88,566	81,747
Investment Receivable	—	5,406,898	—	—	—
Other invested assets	1,236,616	940,605	867,507	1,012,541	1,020,043
Cash and cash equivalents	1,603,730	957,341	873,933	962,870	802,651

Total cash and invested assets	$33,698,568	$32,464,192	$26,384,257	$25,927,482	$25,070,943

Investment Income and Yield Summary

	Three Months Ended					Current Qtr vs. PY Quarter	Year-to-Date
	Sept. 30, 2012	June 30, 2012	March 31, 2012	Dec. 31, 2011	Sept. 30, 2011		Sept. 30, 2012	Sept. 30, 2011	Change
Average invested assets at amortized cost (1)	$17,030,794	$16,539,380	$16,342,741	$15,792,721	$15,779,896	$1,250,898	$16,432,165	$15,321,870	$1,110,295
Net investment income (1)	$208,346	$205,471	$202,603	$200,702	$204,719	$3,627	$616,420	$605,954	$10,466
Annualized investment yield (ratio of net investment income to average invested assets) (1)	4.98%	5.06%	5.05%	5.18%	5.29%	-0.31%	5.03%	5.31%	-0.28%

(1)	Excludes funds withheld and other spread related business (e.g. coinsurance of annuities).

Reinsurance Group of America, Incorporated

Investments

(USD thousands)

Amortized cost, gross unrealized gains and losses, and estimated fair values of fixed maturity and equity securities

(Excludes Funds Withheld Portfolios)

	September 30, 2012
	Amortized Cost	Unrealized Gains	Unrealized Losses	Estimated Fair Value	% of Total	Other-than- temporary Impairment in AOCI
Available-for-sale:
Corporate securities	$10,885,071	$1,059,275	$44,624	$11,899,722	55.0%	$—
Canadian and Canadian provincial governments	2,653,761	1,438,124	2	4,091,883	18.9%	—
Residential mortgage-backed securities	980,655	80,614	5,461	1,055,808	4.9%	(477)
Asset-backed securities	588,851	18,050	34,201	572,700	2.6%	(2,295)
Commercial mortgage-backed securities	1,663,493	137,153	60,255	1,740,391	8.0%	(6,111)
U.S. government and agencies	251,417	33,458	18	284,857	1.3%	—
State and political subdivisions	254,845	38,784	6,212	287,417	1.3%	—
Other foreign government, supranational, and foreign government-sponsored enterprises	1,627,190	100,539	2,093	1,725,636	8.0%	—

Total fixed maturity securities	$18,905,283	$2,905,997	$152,866	$21,658,414	100.0%	$(8,883)

Non-redeemable preferred stock	69,182	6,332	834	74,680	35.7%
Other equity securities	133,037	1,555	—	134,592	64.3%

Total equity securities	$202,219	$7,887	$834	$209,272	100.0%

	December 31, 2011
	Amortized Cost	Unrealized Gains	Unrealized Losses	Estimated Fair Value	% of Total	Other-than- temporary Impairment in AOCI
Available-for-sale:
Corporate securities	$6,931,958	$654,519	$125,371	$7,461,106	46.0%	$—
Canadian and Canadian provincial governments	2,507,802	1,362,160	29	3,869,933	23.9%	—
Residential mortgage-backed securities	1,167,265	76,393	16,424	1,227,234	7.6%	(1,042)
Asset-backed securities	443,974	11,692	53,675	401,991	2.5%	(5,256)
Commercial mortgage-backed securities	1,233,958	87,750	79,489	1,242,219	7.7%	(12,225)
U.S. government and agencies	341,087	32,976	61	374,002	2.3%	—
State and political subdivisions	184,308	24,419	3,341	205,386	1.3%	—
Other foreign government, supranational, and foreign government-sponsored enterprises	1,372,528	50,127	3,576	1,419,079	8.7%	—

Total fixed maturity securities	$14,182,880	$2,300,036	$281,966	$16,200,950	100.0%	$(18,523)

Non-redeemable preferred stock	82,488	4,677	8,982	78,183	68.6%
Other equity securities	35,352	1,903	1,538	35,717	31.4%

Total equity securities	$117,840	$6,580	$10,520	$113,900	100.0%

Reinsurance Group of America, Incorporated

Investments

(USD thousands)

Corporate Securities by Sector (Fixed Maturities and Equities)

(Excludes Funds Withheld Portfolios)

	September 30, 2012				December 31, 2011
	Amortized Cost	Estimated Fair Value	% of Total	Average Credit Ratings	Amortized Cost	Estimated Fair Value	% of Total	Average Credit Ratings
Financial Institutions
Banking	$2,118,048	$2,236,653	18.5%	A	$1,477,638	$1,454,124	19.2%	A
Brokerage	87,137	97,478	0.8%	A	59,288	63,101	0.8%	A
Finance Comp.	211,751	225,109	1.9%	A	158,271	161,992	2.1%	A
Insurance	591,559	648,986	5.4%	A-	391,092	413,339	5.5%	A-
REITs	476,487	517,964	4.3%	BBB	300,401	316,192	4.2%	BBB+
Other Finance	268,619	286,033	2.4%	A+	130,984	135,812	1.8%	A-

Total Financial Institutions	3,753,601	4,012,223	33.3%		2,517,674	2,544,560	33.6%
Industrials
Basic	769,994	822,844	6.8%	BBB	367,323	402,225	5.3%	BBB+
Capital Goods	592,007	645,392	5.3%	BBB+	360,309	396,150	5.2%	BBB+
Communications	995,240	1,118,108	9.2%	BBB+	674,182	745,064	9.8%	BBB+
Consumer Cyclical	715,321	780,013	6.4%	BBB+	407,873	438,034	5.8%	BBB+
Consumer Noncyclical	920,933	1,040,701	8.6%	BBB+	691,245	784,819	10.4%	A-
Energy	719,572	792,312	6.5%	BBB+	405,317	454,727	6.0%	BBB+
Technology	395,658	425,991	3.5%	BBB	245,954	269,301	3.6%	BBB+
Transportation	369,964	406,829	3.4%	BBB+	219,605	234,822	3.1%	BBB+
Other Industrial	104,851	113,879	0.9%	BBB+	41,266	46,053	0.6%	BBB

Total Industrials	5,583,540	6,146,069	50.6%		3,413,074	3,771,195	49.8%
Utilities
Electric	1,010,795	1,125,780	9.3%	BBB+	673,725	756,033	10.0%	BBB+
Natural Gas	642,651	715,671	5.9%	BBB	398,648	447,617	5.9%	BBB
Other Utility	62,067	73,358	0.6%	A-	43,377	51,921	0.7%	A-

Total Utilities	1,715,513	1,914,809	15.8%		1,115,750	1,255,571	16.6%
Other Sectors	34,636	35,893	0.3%	AA-	3,300	3,680	0.0%	AA-

Total	$11,087,290	$12,108,994	100.0%	BBB+	$7,049,798	$7,575,006	100.0%	BBB+

Reinsurance Group of America, Incorporated

Investments

(USD thousands)

Ratings of Fixed Maturity Securities

(Excludes Funds Withheld Portfolios)

		September 30, 2012			June 30, 2012			March 31, 2012			December 31, 2011			September 30, 2011
NAIC Designation	Rating Agency Designation	Amortized Cost	Estimated Fair Value	% of Total	Amortized Cost	Estimated Fair Value	% of Total	Amortized Cost	Estimated Fair Value	% of Total	Amortized Cost	Estimated Fair Value	% of Total	Amortized Cost	Estimated Fair Value	% of Total
1	AAA	$2,222,818	$2,364,081	10.9%	$1,979,353	$2,092,043	12.1%	$2,090,606	$2,196,118	13.1%	$2,205,406	$2,304,991	14.2%	$2,375,876	$2,459,503	15.8%
1	AA	5,265,613	6,572,815	30.4%	4,578,944	5,708,472	33.1%	4,727,343	5,764,579	34.3%	4,675,653	5,815,846	35.9%	4,351,791	5,254,456	33.8%
1	A	4,666,113	5,525,476	25.5%	3,919,020	4,705,816	27.3%	3,646,110	4,263,802	25.4%	3,206,553	3,822,796	23.6%	3,231,583	3,736,883	24.0%
2	BBB	5,716,281	6,185,558	28.6%	3,667,640	3,974,486	23.1%	3,539,967	3,814,367	22.7%	3,283,937	3,522,411	21.8%	3,187,296	3,402,993	21.9%
3	BB	583,622	608,439	2.8%	421,128	428,875	2.5%	428,543	430,002	2.6%	446,610	436,001	2.7%	444,042	423,559	2.7%
4	B	322,040	306,871	1.4%	269,970	248,850	1.4%	240,603	220,924	1.3%	244,645	210,222	1.3%	229,658	196,617	1.3%
5	CCC and lower	92,149	68,193	0.3%	89,665	64,812	0.4%	106,637	80,660	0.5%	95,128	71,410	0.4%	78,310	60,014	0.4%
6	In or near default	36,647	26,981	0.1%	31,445	20,838	0.1%	35,050	23,605	0.1%	24,948	17,273	0.1%	28,343	23,007	0.1%

	Total	$18,905,283	$21,658,414	100.0%	$14,957,165	$17,244,192	100.0%	$14,814,859	$16,794,057	100.0%	$14,182,880	$16,200,950	100.0%	$13,926,899	$15,557,032	100.0%

Structured Fixed Maturity Securities

	September 30, 2012		June 30, 2012		March 31, 2012		December 31, 2011		September 30, 2011
	Amortized Cost	Estimated Fair Value	Amortized Cost	Estimated Fair Value	Amortized Cost	Estimated Fair Value	Amortized Cost	Estimated Fair Value	Amortized Cost	Estimated Fair Value
Residential mortgage-backed securities:
Agency	$511,887	$571,894	$511,985	$571,821	$523,206	$576,045	$561,156	$619,010	$596,072	$660,833
Non-agency	468,768	483,914	495,808	506,741	551,867	562,183	606,109	608,224	642,791	646,941

Total residential mortgage-backed securities	980,655	1,055,808	1,007,793	1,078,562	1,075,073	1,138,228	1,167,265	1,227,234	1,238,863	1,307,774
Commercial mortgage-backed securities	1,663,493	1,740,391	1,308,668	1,348,047	1,302,734	1,342,421	1,233,958	1,242,219	1,330,302	1,326,994
Asset-backed securities	588,851	572,700	469,616	441,051	448,688	414,527	443,974	401,991	412,468	372,957

Total	$3,232,999	$3,368,899	$2,786,077	$2,867,660	$2,826,495	$2,895,176	$2,845,197	$2,871,444	$2,981,633	$3,007,725

Reinsurance Group of America, Incorporated

Investments

(USD thousands)

CMBS Exposure

(Includes Funds Withheld Portfolios)

	September 30, 2012
	AAA		AA		A
Underwriting Year	Amortized Cost	Estimated Fair Value	Amortized Cost	Estimated Fair Value	Amortized Cost	Estimated Fair Value
2005 & Prior	$210,908	$218,327	$132,108	$143,785	$97,311	$99,438
2006	245,431	273,176	60,760	67,989	78,858	84,663
2007	177,192	194,352	19,048	21,752	109,263	121,310
2008	7,750	7,821	48,514	61,261	14,330	16,690
2009	1,647	1,778	17,307	19,229	3,450	5,414
2010	27,968	29,778	45,882	52,122	13,270	14,466
2011	16,848	17,372	16,060	18,282	35,419	36,708
2012	20,009	20,617	27,226	27,553	24,892	25,389

Total	$707,753	$763,221	$366,905	$411,973	$376,793	$404,078

	BBB		Below Investment Grade		Total
Underwriting Year	Amortized Cost	Estimated Fair Value	Amortized Cost	Estimated Fair Value	Amortized Cost	Estimated Fair Value
2005 & Prior	$118,379	$119,048	$45,671	$39,819	$604,377	$620,417
2006	83,778	81,072	47,481	42,885	516,308	549,785
2007	99,814	114,742	116,312	87,728	521,629	539,884
2008	—	—	22,210	15,903	92,804	101,675
2009	3,821	5,070	—	—	26,225	31,491
2010	—	—	—	—	87,120	96,366
2011	6,100	6,379	—	—	74,427	78,741
2012	7,637	7,910	—	—	79,764	81,469

Total	$319,529	$334,221	$231,674	$186,335	$2,002,654	$2,099,828

NOTE: Totals include directly held investments with amortized cost of $1,663.5 million and fair value of $1,740.4 million as well as investments in funds withheld with amortized cost of $339.2 million and fair value of $359.4 million.

	December 31, 2011
	AAA		AA		A
Underwriting Year	Amortized Cost	Estimated Fair Value	Amortized Cost	Estimated Fair Value	Amortized Cost	Estimated Fair Value
2005 & Prior	$92,275	$98,213	$130,890	$143,609	$32,504	$31,187
2006	260,765	277,959	52,883	59,727	52,805	55,074
2007	201,228	214,510	23,565	18,700	116,898	122,945
2008	8,975	9,053	48,818	59,536	17,012	19,237
2009	1,664	1,709	12,367	13,684	7,060	9,515
2010	27,946	28,872	49,323	53,480	19,434	20,727
2011	20,047	20,002	11,146	12,079	7,563	7,594

Total	$612,900	$650,318	$328,992	$360,815	$253,276	$266,279

	BBB		Below Investment Grade		Total
Underwriting Year	Amortized Cost	Estimated Fair Value	Amortized Cost	Estimated Fair Value	Amortized Cost	Estimated Fair Value
2005 & Prior	$24,750	$24,295	$52,475	$40,753	$332,894	$338,057
2006	27,995	26,563	53,205	43,559	447,653	462,882
2007	102,604	108,047	113,946	77,718	558,241	541,920
2008	—	—	24,916	17,554	99,721	105,380
2009	—	—	—	—	21,091	24,908
2010	—	—	—	—	96,703	103,079
2011	—	—	—	—	38,756	39,675

Total	$155,349	$158,905	$244,542	$179,584	$1,595,059	$1,615,901

NOTE: Totals include directly held investments with amortized cost of $1,234.0 million and fair value of $1,242.2 million as well as investments in funds withheld with amortized cost of $361.1 million and fair value of $373.7 million.

Reinsurance Group of America, Incorporated

Investments

(USD thousands)

Gross Unrealized Losses Aging

Fixed Maturity Securities

	September 30, 2012		June 30, 2012		March 31, 2012		December 31, 2011		September 30, 2011
	Gross Unrealized Losses	% of Total	Gross Unrealized Losses	% of Total	Gross Unrealized Losses	% of Total	Gross Unrealized Losses	% of Total	Gross Unrealized Losses	% of Total
Less than 20%	$55,097	35.9%	$75,539	38.5%	$88,526	41.3%	$126,250	43.1%	$139,671	46.1%
20% or more for less than six months	509	0.3%	5,924	3.0%	9,803	4.6%	46,386	15.9%	49,034	16.2%
20% or more for six months or greater	97,260	63.3%	112,362	57.2%	111,830	52.2%	109,330	37.4%	105,170	34.7%

Total	$152,866	99.5%	$193,825	98.7%	$210,159	98.1%	$281,966	96.4%	$293,875	97.0%

Equity Securities

	September 30, 2012		June 30, 2012		March 31, 2012		December 31, 2011		September 30, 2011
	Gross Unrealized Losses	% of Total	Gross Unrealized Losses	% of Total	Gross Unrealized Losses	% of Total	Gross Unrealized Losses	% of Total	Gross Unrealized Losses	% of Total
Less than 20%	$833	0.5%	$1,659	0.9%	$3,511	1.6%	$4,905	1.7%	$4,774	1.6%
20% or more for less than six months	—	0.0%	815	0.4%	183	0.1%	5,117	1.7%	4,142	1.4%
20% or more for six months or greater	1	0.0%	—	0.0%	499	0.2%	498	0.2%	49	0.0%

Total	$834	0.5%	$2,474	1.3%	$4,193	1.9%	$10,520	3.6%	$8,965	3.0%

Reinsurance Group of America, Incorporated

Investments

(USD thousands)

Fixed Maturities and Equity Securities Below Amortized Cost

(Excludes Funds Withheld Portfolios)

	As of September 30, 2012
	Less than 12 months		Equal to or greater than 12 months		Total
	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses
Investment grade securities:
Corporate securities	$436,908	$7,947	$168,366	$26,006	$605,274	$33,953
Canadian and Canadian provincial governments	589	2	—	—	589	2
Residential mortgage-backed securities	21,365	113	21,236	4,763	42,601	4,876
Asset-backed securities	55,260	1,286	101,691	20,960	156,951	22,246
Commercial mortgage-backed securities	117,736	1,350	40,110	9,546	157,846	10,896
U.S. government and agencies	6,715	18	—	—	6,715	18
State and political subdivisions	2,885	1,272	18,409	4,940	21,294	6,212
Other foreign government, supranational, and foreign government-sponsored enterprises	53,671	1,068	16,589	1,025	70,260	2,093

Investment grade securities	695,129	13,056	366,401	67,240	1,061,530	80,296

Non-investment grade securities:
Corporate securities	133,893	4,330	63,817	6,341	197,710	10,671
Residential mortgage-backed securities	7,774	55	4,304	530	12,078	585
Asset-backed securities	—	—	18,244	11,955	18,244	11,955
Commercial mortgage-backed securities	12,157	492	60,373	48,867	72,530	49,359
State and political subdivisions	—	—	—	—	—	—
Other foreign government, supranational, and foreign government-sponsored enterprises	—	—	—	—	—	—

Non-investment grade securities	153,824	4,877	146,738	67,693	300,562	72,570

Total fixed maturity securities	$848,953	$17,933	$513,139	$134,933	$1,362,092	$152,866

Non-redeemable preferred stock	734	6	6,744	828	7,478	834

Total Equity securities	$734	$6	$6,744	$828	$7,478	$834

	As of December 31, 2011
	Less than 12 months		Equal to or greater than 12 months		Total
	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses
Investment grade securities:
Corporate securities	$790,758	$40,180	$286,244	$63,117	$1,077,002	$103,297
Canadian and Canadian provincial governments	3,094	29	—	—	3,094	29
Residential mortgage-backed securities	128,622	3,549	58,388	10,382	187,010	13,931
Asset-backed securities	101,263	3,592	93,910	29,036	195,173	32,628
Commercial mortgage-backed securities	109,455	3,538	58,979	22,001	168,434	25,539
U.S. government and agencies	1,764	61	—	—	1,764	61
State and political subdivisions	21,045	1,845	12,273	1,268	33,318	3,113
Other foreign government, supranational, and foreign government-sponsored enterprises	148,416	1,085	16,588	2,491	165,004	3,576

Investment grade securities	1,304,417	53,879	526,382	128,295	1,830,799	182,174

Non-investment grade securities:
Corporate securities	212,795	10,852	47,310	11,222	260,105	22,074
Residential mortgage-backed securities	23,199	712	10,459	1,781	33,658	2,493
Asset-backed securities	2,363	940	21,275	20,107	23,638	21,047
Commercial mortgage-backed securities	34,918	7,220	62,357	46,730	97,275	53,950
State and political subdivisions	4,000	228	—	—	4,000	228

Non-investment grade securities	277,275	19,952	141,401	79,840	418,676	99,792

Total fixed maturity securities	$1,581,692	$73,831	$667,783	$208,135	$2,249,475	$281,966

Non-redeemable preferred stock	19,516	4,478	15,694	4,504	35,210	8,982
Other equity securities	1,662	602	5,905	936	7,567	1,538

Total Equity securities	$21,178	$5,080	$21,599	$5,440	$42,777	$10,520

Reinsurance Group of America, Incorporated

Investments

(USD thousands)

Consolidated Investment Related Gains and Losses

	Three Months Ended					Current Qtr vs. PY Quarter	Year-to-Date
	Sept. 30, 2012	June 30, 2012	March 31, 2012	Dec. 31, 2011	Sept. 30, 2011		Sept. 30, 2012	Sept. 30, 2011	Change
Fixed Maturity and Equity Securities:
Other-than-temporary impairment losses on fixed maturities	$(1,996)	$(1,959)	$(7,607)	$(11,824)	$(11,911)	$9,915	$(11,562)	$(19,049)	$7,487
Portion of loss recognized in accumulated other comprehensive income (before taxes)	(559)	162	(7,221)	543	3,089	(3,648)	(7,618)	3,381	(10,999)

Net other-than-temporary impairment losses on fixed maturities recognized in earnings	(2,555)	(1,797)	(14,828)	(11,281)	(8,822)	6,267	(19,180)	(15,668)	(3,512)
Impairment losses on equity securities	—	(2,186)	(839)	(436)	—	—	(3,025)	(3,680)	655
Gain on investment activity	53,173	26,593	22,312	39,622	34,840	18,333	102,078	92,423	9,655
Loss on investment activity	(6,668)	(8,918)	(7,504)	(6,247)	(7,182)	514	(23,090)	(20,749)	(2,341)

Net gain/(loss) on fixed maturity and equity securities	43,950	13,692	(859)	21,658	18,836	25,114	56,783	52,326	4,457
Other impairment losses and change in mortgage loan provision	(10,301)	1,762	(5,843)	(5,258)	(2,370)	(7,931)	(14,382)	(4,980)	(9,402)
Other non-derivative gain/(loss), net	5,563	5,628	6,641	7,318	5,698	(135)	17,832	15,039	2,793

Free-standing Derivatives:
Credit Default Swaps	7,819	(4,794)	11,813	8,075	(10,018)	17,837	14,838	(8,138)	22,976
Interest Rate Swaps - non-hedged	(1,437)	73,342	(47,352)	20,818	142,907	(144,344)	24,553	157,520	(132,967)
Interest Rate Swaps - hedged	(4)	29	(26)	28	258	(262)	(1)	589	(590)
Futures	(3,977)	11,073	(17,408)	(22,866)	36,217	(40,194)	(10,312)	21,921	(32,233)
CPI Swaps	422	(1,431)	(802)	726	(219)	641	(1,811)	1,095	(2,906)
Equity options	(23,916)	3,367	(37,983)	(22,063)	30,530	(54,446)	(58,532)	29,881	(88,413)
Currency Forwards	519	515	(1,608)	561	1,374	(855)	(574)	1,114	(1,688)

Total free-standing derivatives	(20,574)	82,101	(93,366)	(14,721)	201,049	(221,623)	(31,839)	203,982	(235,821)

Embedded Derivatives:
Modified coinsurance and funds withheld treaties	54,836	(4,453)	(9,428)	(85,722)	(102,574)	157,410	40,955	(1,514)	42,469
GMXB	2,579	(74,929)	146,375	29,261	(260,239)	262,818	74,025	(253,445)	327,470

Total embedded derivatives	57,415	(79,382)	136,947	(56,461)	(362,813)	420,228	114,980	(254,959)	369,939
Net gain/(loss) on total derivatives	36,841	2,719	43,581	(71,182)	(161,764)	198,605	83,141	(50,977)	134,118

Total investment related gains / (losses), net	$76,053	$23,801	$43,520	$(47,464)	$(139,600)	$215,653	$143,374	$11,408	$131,966

Page 22